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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) January 15, 2001
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                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




           Delaware                   0-12255                48-0948788
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)




10990 Roe Avenue, P. O. Box 7563,  Overland Park, Kansas              66207
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        (Address of principal executive offices)                    (Zip Code)




      Registrant's telephone number, including area code   (913) 696-6100
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                                  No Changes.
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
Yellow Corporation (NASDAQ: YELL) today announced that WestEx and Action Express, two operating subsidiaries within the corporation's Regional Group, will be integrated with its Saia subsidiary and will operate under the Saia name. In addition to Saia's traditional LTL operation, Yellow's Regional Group includes Jevic Transportation that will continue to operate as a separate company emphasizing its hybrid, breakbulk free operation and heavier LTL freight focus.

Upon completion of the integration in early March, Saia will cover 21 states stretching from Florida to Washington state. The service region includes all of the Sunbelt states, plus California, the Pacific Northwest and the Rocky Mountain states.

"This transition will be completely seamless to our customers," said Bill Zollars, Chairman, President and CEO of Yellow Corporation. "It positions Saia to pursue an aggressive growth strategy in the one- and two-day service markets and transforms the company into a real powerhouse in the regional market segment."

"Bringing WestEx, Action and Saia together under the Saia brand will offer numerous benefits to customers, employees and shareholders, said Bert Trucksess, President of the Regional Group. "This integration positions Saia to grow and gain market share as they will now offer customers more service options, improved transit times and increased one and two day market coverage."

The company will discuss the financial aspects of the integration during its January 26 conference call to discuss fourth quarter and fiscal year 2000 results.

Yellow Corporation is a holding company based in Overland Park, KS with operating subsidiaries providing services for the national, regional and international transportation of goods and materials. Traded on NASDAQ under the symbol YELL, Yellow employs 32,000 worldwide, of which 8,800 are in the Regional Group.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     YELLOW CORPORATION
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                                                        (Registrant)

Date:    January 15, 2001                         /s/ Donald G. Barger, Jr.
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                                                      Donald G. Barger, Jr.
                                                      Chief Financial Officer